Exhibit 99.89

NEWS RELEASE

GOLDGROUP ANNOUNCES SHAREHOLDER APPROVAL OF ARRANGEMENT WITH GOLD
RESOURCE CORPORATION AND RESULTS OF ANNUAL GENERAL AND SPECIAL MEETING

Vancouver, Canada – (July 2, 2026) – Goldgroup Mining Inc. (“Goldgroup” or the “Company”) (TSXV:GGA, OTC:GGAZF, FSE:55G0) is pleased to announce the approval by shareholders of the Company of the Arrangement (as defined below) with Gold Resource Corporation and other matters at the Company’s Annual General and Special Meeting of Shareholders (“Meeting”) held on Thursday, July 2, 2026.

A total of 280,061,700 common shares were voted at the Meeting, representing 92.88% of the votes attached to all outstanding common shares as of the record date of May 29, 2026 with over 99.99% of the votes cast at the meeting in favor of all motions presented to shareholders as outlined below.

All matters presented at the Meeting and set out in the Company’s management information circular dated May 29, 2026 (the “Information Circular”) were approved, including: (i) the plan of arrangement and merger (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) involving the Company, the Company’s wholly-owned subsidiary, Goldgroup Merger Sub Inc., and Gold Resource Corporation; (ii) the adoption of new Articles for the Company (the “New Articles”); (iii) the Company’s Omnibus Equity Incentive Plan; (iv) the appointment of Davidson & Company LLP as the auditors of the Company and to authorize the directors to fix the auditors’ remuneration; and (v) the election of the Company’s directors, all as more particularly set out in the Information Circular.

The Company is also pleased to report that Gold Resource Corporation (NYSE American: GORO) announced at their Special Meeting of Shareholders held today that the Arrangement was approved by a majority of Gold Resource’s shareholders.

Subject to obtaining all required approvals and the satisfaction or waiver of all required closing conditions, the Arrangement is expected to close on or about July 17, 2026.

A copy of the New Articles has been filed under the Company’s SEDAR+ profile on www.sedarplus.ca. Additional information concerning the Arrangement is available in the Information Circular and the Company’s news releases dated May 15, 2026 and January 26, 2026.

About Goldgroup

Goldgroup is a Canadian-based mining Company with two high-growth gold assets in Mexico. In addition to the San Francisco gold project, the Company has a 100% interest in the producing Cerro Prieto heap leach gold mine located in the State of Sonora. The Company recently announced a proposed business combination with Gold Resource Corporation, which holds a 100% interest in the producing Don David gold mine in Oaxaca, Mexico, as well as the Back Forty gold/silver development project in Michigan, USA.

Goldgroup is led by a team of highly successful and seasoned individuals with extensive expertise in mine development, corporate finance, and exploration in Mexico.

For further information on Goldgroup, please visit www.goldgroupmining.com.

On behalf of the Board of Directors

“Ralph Shearing”

Ralph Shearing, CEO

For more information:

+1 (604) 306-6867
410 – 1111 Melville St.
Vancouver, BC, V6E 3V6
www.goldgroupmining.com
ir@goldgroupmining.com

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this press release.

CAUTIONARY NOTES REGARDING FORWARD-LOOKING INFORMATION

Certain information contained in this news release may be considered “forward-looking information” (within the meaning of applicable Canadian securities law) and “forward-looking statements” (within the meaning of the United States Private Securities Litigation Reform Act of 1995). Forward-looking statements relate to analyses and other information that are based on forecasts of future results, as well as estimates and assumptions of management. These statements include, without limitation, statements relating to the anticipated closing date of the Arrangement.

These forward-looking statements reflect Goldgroup’s current internal projections, expectations or beliefs and are based on information currently available to Goldgroup. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “intend”, “plan”, “anticipate”, “believe”, “estimate”, “projects”, “potential”, “scheduled”, “forecast”, “budget” or the negative of those terms or other comparable terminology. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.

Forward-looking information is subject to a variety of known and unknown risks, uncertainties and other factors that could cause actual events or results to materially differ from those reflected in the forward-looking information, and are developed based on assumptions about such risks, uncertainties and other factors, including, without limitation: receipt of all required regulatory approvals in connection with the Arrangement, including the TSXV; that the conditions precedent to the completion of the Arrangement, including but not limited to TSXV and regulatory approvals, might not be satisfied in a timely manner or at all; and the risk factors disclosed in the Information Circular, Goldgroup’s annual information form dated June 10, 2026 and other continuous disclosure materials available under the Company’s profile on SEDAR+ at www.sedarplus.ca. Any and all of the forward-looking information contained in this news release is qualified by these cautionary statements.

Although Goldgroup believes that the forward-looking information contained in this news release is based on reasonable assumptions, readers cannot be assured that actual results will be consistent with such statements. Accordingly, readers are cautioned against placing undue reliance on forward-looking information. Goldgroup expressly disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, events or otherwise, except as may be required by, and in accordance with, applicable securities laws.

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